FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                             JANUARY 26, 1998
                             ----------------
                             (Date of report)


                   MUNICIPAL MORTGAGE AND EQUITY, L.L.C.
          (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                           001-11981                         74-2717523
       --------                           ---------                         ----------

(State or Other Jurisdiction             (Commission File Number)           (IRS Employer
     of Incorporation)                                                   Identification Number)


                                    218 NORTH CHARLES STREET, SUITE 500
                                          BALTIMORE, MARYLAND 21201
                                          -------------------------
                                (Address of Principal Executive Offices)(Zip Code)



                                              (410) 962-8044
                                              --------------
                          (Registrant's telephone number, including area code)
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ITEM 5.   OTHER EVENTS.
          ------------

     On  January  26,  1998, Municipal Mortgage and Equity, L.L.C.
(the  "Registrant"),  announced   the   price  per  share  of  its
underwritten  offering  of  3,000,000 of the  Registrant's  common shares (the "Offering").  Reference  is made to the press release, dated  January  26,  1998, annexed hereto  as  Exhibit  20.1,  for further information regarding the Offering.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
          ---------------------------------

          (c)  EXHIBITS.
               --------

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
                                 EXHIBIT NO.                  DESCRIPTION OF DOCUMENT
                                 -----------                  -----------------------
                                     1.1           Form  of  Underwriting Agreement, among the Registrant and the several Underwriters named therein.

                                     8.1           Opinion of Rogers & Wells concerning certain tax matters.

                                    20.1           Press release,  dated  January  26,  1998,  announcing the pricing of the Offering.




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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              MUNICIPAL MORTGAGE AND EQUITY, L.L.C.



Date: January 28, 1998        By: /S/ MICHAEL L. FALCONE
                                  ----------------------
                                  Michael L. Falcone
                                  President








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